Exhibit 10

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the WRG Asbestos PI Trust, the PI Trust Advisory Committee and Roger Frankel, Esq., in his capacity as the Asbestos Future Claimants’ Representative under the WRG Asbestos PI Trust Agreement, on behalf of each of them a statement on Schedule 13D (including amendments thereto) with respect to shares of common stock, par value $0.01 per share, of W.R. Grace & Co., a Delaware corporation, and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 11th day of February, 2014.

WRG ASBESTOS PI TRUST
/s/ Harry Huge
Harry Huge, Trustee
/s/ Lewis Sifford
Lewis Sifford, Trustee
/s/ Dean M. Trafelet
Dean M. Trafelet, Trustee
TRUST ADVISORY COMMITTEE
/s/ Russell W. Budd
Russell W. Budd
/s/ John D. Cooney
John D. Cooney
/s/ Joseph F. Rice
Joseph F. Rice
/s/ Perry Weitz
Perry Weitz
ASBESTOS FUTURE CLAIMANTS’ REPRESENTATIVE, under the WRG Asbestos PI Trust Agreement
/s/ Roger Frankel
Roger Frankel